PIMCO Variable Insurance Trust

Supplement Dated June 3, 2013 to the

Statement of Additional Information (the “SAI”)

(dated April 30, 2013), as supplemented from time to time

Disclosure Related to the PIMCO Global Multi-Asset Portfolio (the “Portfolio”)

Effective immediately, the third sentence of the fifth paragraph in the “Investment Objectives and Policies— Derivative Instruments—Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

Additionally, certain Portfolios operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA.

In addition, effective immediately, the second sentence of the seventh paragraph in the “Investment Objectives and Policies—Derivative Instruments—Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

The PIMCO CommodityRealReturn® Strategy Portfolio and the PIMCO Global Multi-Asset Portfolio are currently subject to CFTC regulation.

Investors Should Retain This Supplement for Future Reference

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